Office of the Chief Accountant
Securities and Exchange
Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC 20549

                                                              August 19, 2002

Dear Sir/Madam,

We have read and agree with the comments in Item 4 of Form 8-K of Voyager Entertainment International, Inc. dated August 8, 2002.




/s/ Merdinger Fruchter Rosen & Corso
Merdinger, Fruchter, Rosen & Corso, P.C.